UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

CULLINAN THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39856	81-3879991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street Suite 1350
Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 410-4650

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CGEM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Cullinan Therapeutics, Inc. (the “Company”) was held on June 12, 2025. The holders present voted on the four proposals presented at the Annual Meeting as follows.

Proposal One — Election of Directors

The Company’s stockholders elected three Class II directors to the Company’s Board of Directors for three-year terms or until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal, by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Anthony Rosenberg	47,044,236	1,926,370	3,138,175
David P. Ryan, M.D.	47,241,434	1,729,172	3,138,175
Mary Thistle	48,835,369	135,237	3,138,175

Proposal Two — Ratification of Appointment of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2025 by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,936,984	157,477	14,320	0

Proposal Three — Advisory Vote on Executive Compensation

The Company’s stockholders approved the advisory vote on the compensation of the Company’s named executive officers by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,956,042	1,999,889	14,675	3,138,175

Proposal Four — Advisory Vote on the Frequency of Future Executive Compensation Advisory Votes

The Company’s stockholders held an advisory vote on the frequency of future executive compensation advisory votes. The results of the stockholders’ vote with respect to the advisory proposal were as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
48,458,610	347	480,946	30,703	3,138,175

After taking into consideration the foregoing voting results and the prior recommendation of the Company’s Board of Directors in favor of an annual advisory stockholder vote on the compensation of the Company’s named executive officers, the Board of Directors intends to hold future executive compensation advisory votes every year until the next advisory frequency vote. An advisory frequency vote is required to be held at least once every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLINAN THERAPEUTICS, INC.

Date:	June 12, 2025	By:	/s/ Mary Kay Fenton
Mary Kay Fenton Chief Financial Officer